Exhibit 10.31

LETTER AGREEMENT REGARDING GOVERNANCE OF

PUGNACIOUS ENDEAVORS, INC.

February 13, 2020

Pugnacious Endeavors, Inc.

888 7th Avenue, Suite 302

New York, NY 10106

Madrone Partners, LP

1149 Chestnut Street, Ste 200

Menlo Park, California 94025

Bessemer Ventures Partners Century Fund L.P.

1865 Palmer Avenue, Suite

104 Larchmont, NY 10538

Gentlemen:

This letter agreement is being entered into in connection with the closing (the “Closing”) of the transactions contemplated by that certain Class A Common Stock Purchase Agreement, dated as of December 20, 2019 (as it may be amended from time to time, the “Purchase Agreement”), by and among Pugnacious Endeavors, Inc. (the “Company”), and the investors set forth in Schedule A thereto. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Purchase Agreement. As of the Closing, after giving effect to the transactions contemplated by the Purchase Agreement, each of (i) Madrone Partners, LP and its affiliates set forth on Schedule I hereto (collectively, “Madrone”) and (ii) Bessemer Ventures Partners Century Fund L.P. and its affiliates set forth on Schedule I hereto (collectively, “Bessemer”) hold the number of shares of the Company’s Class A Common Stock, par value $0.001 per share (“Class A Common Stock”), set forth opposite each such person’s or entity’s name on such schedule.

In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, Eric Baker (the “Founder”), the beneficial owner of all of the shares of the Company’s Class B Common Stock, par value $0.001 per share (“Class B Common Stock”), Madrone and Bessemer (each of the Company, the Founder, Madrone and Bessemer, a “Party,” and collectively, the “Parties”) hereby agree as follows:

1. Pursuant to Section 1.1 of the Purchase Agreement, on or prior to the date of this letter agreement, the Company has adopted and filed with the Secretary of State of the State of Delaware the Company’s Sixteenth Amended and Restated Certificate of Incorporation (the “A&R Certificate”). Each of the Company and the Founder hereby agrees that neither of them shall, without the prior written consent of each of Madrone and Bessemer, take any action or do or cause to be done anything to amend or modify Section 4.2 of Article V, Part B of the A&R Certificate in any respect. For the avoidance of doubt, each of Madrone and Bessemer, as applicable, shall continue to have the rights set forth in this Section 1 only for so long as such Party continues to hold in the aggregate at least fifty percent (50%) of the shares of Class A Common Stock held by such Party as of the Closing, after giving effect to the transactions contemplated by the Purchase Agreement.

2. Subject to the terms of this letter agreement, in the event of the resignation of the Founder as the Chief Executive Officer of the Company, or in the event of the Founder’s death or incapacity that, in the opinion of a physician appointed by the Company and reasonably acceptable to each of Madrone and Bessemer, renders the Founder unable to perform his duties with the Company (the “Founder’s Incapacity”), the Parties hereby agree that each of Madrone and Bessemer shall have the right to approve the Founder’s successor as Chief Executive Officer of the Company and any successors thereto (each, a “Successor,” and together, “Successors”); provided, however, that each of (i) the Founder, (ii) any Immediate Family Member (as defined in the A&R Certificate) of the Founder who is a beneficial owner of any shares of Class B Common Stock upon the Founder’s Incapacity or death, including any such Immediate Family Member to whom shares of Class B Common Stock have been transferred upon the Founder’s death, whether directly or indirectly through an executor or administrator of the Founder’s estate (excluding, for the avoidance of doubt, any shares of Class A Common Stock into which such shares of Class B Common Stock have been converted pursuant to Section B.4 of Article V of the A&R Certificate) and (iii) any Successor, shall have the right to nominate one or more candidates to serve as Successors, which candidate(s) Madrone and Bessemer shall consider in good faith. For the avoidance of doubt, each of Madrone and Bessemer, as applicable, shall continue to have the rights set forth in this Section 2 only for so long as such Party continues to hold in the aggregate at least fifty percent (50%) of the shares of Class A Common Stock held by such Party as of the Closing, after giving effect to the transactions contemplated by the Purchase Agreement.

3. In the event the Founder directly or indirectly sells, assigns or otherwise transfers to a Permitted Class B Holder (as defined in the A&R Certificate) (including by will or intestacy) any shares of the Class B Common Stock, such Permitted Class B Holder shall become a Party to this letter agreement automatically upon the effectiveness of such transaction and shall then have all of the rights and obligations of the Founder hereunder.

4. This letter agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In addition, each of the Parties hereto irrevocably (i) submits to the personal jurisdiction of the Delaware Court of Chancery in and for New Castle County, or in the event (but only in the event) that such Delaware Court of Chancery does not have subject matter jurisdiction over such dispute, the United States District Court for the District of Delaware, or in the event (but only in the event) that such United States District Court also does not have jurisdiction over such dispute, any Delaware State court sitting in New Castle County (and in each case, appellate courts therefrom), in the event any dispute (whether in contract, tort or otherwise) arises out of this letter agreement or the transactions contemplated hereby, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) waives any objection to the laying of venue of any action relating to this letter agreement or the transactions contemplated hereby in such court, (iv) waives and agrees not to plead or claim in any such court that any action relating to this letter agreement or the transactions contemplated hereby brought in any such court has been brought in an inconvenient forum, and (v) agrees that it will not bring any action relating to this

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letter agreement or the transactions contemplated hereby in any court other than the Delaware Court of Chancery in and for New Castle County, or in the event (but only in the event) that such Delaware Court of Chancery does not have subject matter jurisdiction over such Action, the United States District Court for the District of Delaware, or in the event (but only in the event) that such United States District Court also does not have jurisdiction over such action, any Delaware State court sitting in New Castle County (and in each case, appellate courts therefrom). Each Party agrees that service of process upon such Party for an action in any of the aforementioned courts shall be effective if notice is given by certified or registered mail, postage prepaid, to such Party’s address set forth on the signature pages hereto.

EACH PARTY TO THIS LETTER AGREEMENT WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY OF THEM AGAINST THE OTHER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LETTER AGREEMENT OR THE ADMINISTRATION HEREOF OR ANY OF THE OTHER TRANSACTIONS CONTEMPLATED HEREIN. NO PARTY TO THIS LETTER AGREEMENT SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER LITIGATION PROCEDURE BASED UPON, OR ARISING OUT OF, THIS LETTER AGREEMENT. NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EACH PARTY TO THIS LETTER AGREEMENT CERTIFIES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS LETTER AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS SET FORTH ABOVE IN THIS SECTION 4. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION 4 WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

5. This letter agreement shall be treated as confidential and it may not be used, circulated, quoted or otherwise referred to in any document, except with the written consent of the Company, other than to each Party’s respective affiliates and representatives in connection with the transactions contemplated by the Purchase Agreement (the “Transactions”) and the transactions contemplated by this letter agreement (and the Company may disclose this letter agreement as it determines in good faith is appropriate in connection with the Transactions, including to its affiliates and their respective officers, directors and representatives engaged in connection with the Transactions). Notwithstanding the foregoing, this letter agreement may be disclosed to the extent required by law.

6. The provisions of this letter agreement shall become effective as of the Closing. If, prior to the Closing, the Purchase Agreement is terminated in accordance with its terms, then, without any action of the Parties hereto, this letter agreement shall terminate and become void and no longer be of any force or effect. From and after the Closing, this letter agreement shall terminate with respect to each of Bessemer and Madrone, as applicable, upon the earlier of (a) such time as such Party no longer holds in the aggregate at least fifty percent (50%) of the shares of Class A Common Stock held by such Party as of the Closing, after giving effect to the transactions contemplated by the Purchase Agreement and (b) such other date as mutually agreed in writing among the Company, the Founder and such Party; provided, however, that the provisions of Section 4, Section 5, Section 8 and Section 9 shall survive any such termination.

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7. This letter agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Delivery of an executed counterpart of a signature page to this letter agreement by facsimile transmission or by e-mail of a.pdf attachment shall be effective as delivery of a manually executed counterpart of this letter agreement.

8. All notices, demands, certificates and other communications to be given or delivered to any Party under or by reason of the provisions of this letter agreement will be in writing and will be deemed to have been given when personally delivered, sent by reputable overnight courier or transmitted by e-mail, to the addresses of each Party set forth on the signature pages hereto (unless another address is so specified in writing).

9. This letter agreement and the rights and obligations of the Parties hereunder shall inure to the benefit of, and be binding upon, their respective permitted successors, assigns and legal representatives.

[Signature Page Follows.]

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Please countersign a copy of this letter agreement and return it to the undersigned to confirm your agreement with the terms set forth in this letter agreement.

Sincerely,

MADRONE PARTNERS, LP 1149 Chestnut Street, Ste 200
Menlo Park, California 94025 with a copy (for notice purposes) to:

Sullivan & Cromwell LLP 1888 Century Park East, Suite 2100
Los Angeles, California 90067
Attention: Alison S. Ressler

By: MADRONE CAPITAL PARTNERS,
LLC, its General Partner

By:	/s/ Thomas Patterson
Name:	Thomas Patterson
Title:	Managing Member

MADRONE SHV PARTNERS, LLC 1149 Chestnut Street, Ste 200
Menlo Park, California 94025 with a copy (for notice purposes) to:

Sullivan & Cromwell LLP 1888 Century Park East, Suite 2100
Los Angeles, California 90067
Attention: Alison S. Ressler

By: MADRONE CAPITAL PARTNERS,
LLC, its Manager

By:	/s/ Thomas Patterson
Name:	Thomas Patterson
Title:	Managing Member

[Signature Page to Letter Agreement - Governance]

BESSEMER VENTURE PARTNERS CENTURY FUND INSTITUTIONAL L.P.
BESSEMER VENTURE PARTNERS CENTURY FUND L.P.

By: Deer X & Co. L.P., their general partner
By: Deer X & Co. Ltd, its general partner

/s/ Scott Ring
By: Scott Ring, General Counsel

BESSEMER VENTURE PARTNERS VIII L.P.
BESSEMER VENTURE PARTNERS VIII INSTITUTIONAL L.P.

By: Deer VIII & CO. L.P., their general partner
By: Deer VIII & Co. Ltd, its general partner

/s/ Scott Ring
By: Scott Ring, General Counsel

With a copy (which shall not constitute notice) to:

Goodwin Procter LLP 100 Northern Ave.
Boston, MA 02210
Attention: Mark T. Bettencourt and James Matarese

[Signature Page to Letter Agreement - Governance]

ACCEPTED:

PUGNACIOUS ENDEAVORS, INC. 888 7th Avenue, Suite 302
New York, NY 10106

By:	/s/ Mark Streams
Name:	Mark Streams
Title:	General Counsel

/s/ Eric Baker
ERIC BAKER

[Signature Page to Letter Agreement - Governance]

SCHEDULE I

MADRONE INVESTOR NAMES AND ADDRESS	SHARES OF CLASS A COMMON STOCK
Madrone Partners, LP 1149 Chestnut Street, Ste 200 Menlo Park, California 94025	3,076,923

Madrone SHV Partners, LLC 1149 Chestnut Street, Ste 200 Menlo Park, California 94025	10,655,850

BESSEMER INVESTOR NAMES AND ADDRESS	SHARES OF CLASS A COMMON STOCK
Bessemer Venture Partners VIII Institutional L.P. 1865 Palmer Avenue, Suite 104 Larchmont, New York 10538	2,118,030

Bessemer Venture Partners VIII L.P. 1865 Palmer Avenue, Suite 104 Larchmont, New York 10538	1,761,146

Bessemer Venture Partners Century Fund Institutional L.P. 1865 Palmer Avenue, Suite 104 Larchmont, New York 10538	296,714

Bessemer Venture Partners Century Fund L.P. 1865 Palmer Avenue, Suite 104 Larchmont, New York 10538	47,023